                                                                 EXHIBIT 10.31

                                                                   [LOGO]
                                                           CAMBRIDGE HEART, INC.



MEMO


To:    File

From:  Jeff Arnold, J. Daniel Cole

CC:    Bob P. Hardy, Helaine Carroll

Date:  October 25, 1999

Re:    Renewal of J. Arnold Contract

--------------------------------------------------------------------------------

At the meeting of October 21, 1999 the Board authorized the renewal of J. Arnold's employment contract dated September 1, 1993. This renewal in accordance with recommendations of the Compensation Committee dated September 8 (attached) and other actions at that meeting.

This memo clarifies some items not specified in the recommendations of the Compensation Committee. These items are in italics.

1.  Contract.  The Contract is renewed for three years THROUGH SEPTEMBER 1,
    --------
    2000.

2.  Base Salary.  The Base Salary is increased to $215,000 RETROACTIVELY TO
    -----------
    SEPTEMBER 1, 1999.

3.  Bonus.  No change to attached.
    -----

4.  Immediate Stock Option Grant.  100,000 shares vesting over four years,
    ----------------------------
    consistent with the Company's Stock Option Plan. APPROVED AS OF THE TELEPHONIC BOARD MEETING OF OCTOBER 5, 1999. EXERCISE PRICE OF $2.94.

5.  Annual Stock Option Grant.  No change to attached.
    -------------------------

6.  Severance.  Increased from nine to twelve months.  ACCELERATED VESTING OF
    ---------
    UNVESTED SHARES FOR TERMINATION DUE TO A CHANGE IN CONTROL. ACCELERATED VESTING OF 50% OF THE UNVESTED PORTION IN THE EVENT OF A CHANGE IN CONTROL WITHOUT TERMINATION.



/s/ Jeff Arnold                           /s/  J. Daniel Cole
------------------------------            --------------------------------
Jeff Arnold, CEO                          J. Daniel Cole, Director

 . Page 1

6.  Severance.  Increased from nine to twelve months.

Please indicate agreement with your signature below.


/s/ Jeff Arnold                          /s/ J. Daniel Cole
------------------------------           ------------------------------
Jeff Arnold CEO                          J. Daniel Cole
                                         Director


                                         /s/ Rolf Stutz
                                         ------------------------------
                                         Rolf Stutz
                                         Director



                                         /s/ Harris Berman
                                         ------------------------------
                                         Harris Berman
                                         Director